Earnings per share (Tables)	12 Months Ended
Dec. 31, 2020
Earnings per share [abstract]
Basic earnings per share
Basic earnings per share is calculated by dividing net income attributable to equity holders of PagSeguro Digital by the weighted average number of common shares issued and outstanding during the twelve-month periods ended December 31, 2020, 2019 and 2018:

	For the year ended December 31,
	2020	2019	2018

Profit attributable to stockholders of the Company	1,291,658	1,365,597	909,267
Weighted average number of outstanding common shares (thousands)	329,292,240	328,169,609	317,647,562
Basic earnings per share - R$	3.9225	4.1613	2.8625

Diluted earnings per share
Diluted earnings per share is calculated by dividing net income attributable to equity holders of PagSeguro Digital by the weighted average number of common shares outstanding during the year plus the weighted average number of common shares that would be issued on conversion of all dilutive potential common shares into common shares. The share in the LTIP are the only shares with potential dilutive effect. In this case, a calculation is done to determine the number of shares that could have been acquired at fair value.

	For the year ended December 31,
	2020	2019	2018

Profit used to determine diluted earnings per share	1,291,658	1,365,597	909,267
Weighted average number of outstanding common shares (thousands)	329,292,240	328,169,609	317,647,562
Weighted average number of shares under options	—	—	2,581,716
Weighted average number of shares that would have been issued at average market price	521,937	1,090,047	(2,102,607)
Weighted average number of common shares for diluted earnings per share (thousands)	329,814,177	329,259,656	318,126,671
Diluted earnings per share – R$	3.9163	4.1475	2.8582